                          SECURITIES AND EXCHANGE COMMISSION

                                 450 FIFTH STREET, NW
                                WASHINGTON, DC  20549

                                       FORM 8-K
                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                     MAY 30, 1996
                          (DATE OF EARLIEST EVENT REPORTED)

                            PNC MORTGAGE SECURITIES CORP.
                       AS DEPOSITOR AND MASTER SERVICER UNDER A
                           POOLING AND SERVICING AGREEMENT
                               DATED AS OF MAY 1, 1996
                            PROVIDING FOR THE ISSUANCE OF

                                   $326,100,820.00

                          MORTGAGE PASS-THROUGH CERTIFICATES
                                    SERIES 1996-1

   Delaware                         33-84896              36-4080773
(State or other                   (Commission             (IRS Employer
jurisdiction of                   File Number)            Identification Number)
Incorporation)

                                75 NORTH FAIRWAY DRIVE
                            VERNON HILLS, ILLINOIS  60061

                       (Address of principal executive offices)

                 Registrant's telephone number, including area code:

                                    (847) 549-6500

Item 5.       OTHER EVENTS

DESCRIPTION OF THE CERTIFICATES AND THE MORTGAGE POOL.*

    On May 30, 1996 (the "Closing Date"), PNC Mortgage Securities Corp. (the "Company"), pursuant to a pooling and servicing agreement dated as of May 1, 1996 between the Company and State Street Bank and Trust Company, as Trustee, caused the Mortgage Pass-Through Certificates, Series 1996-1 to be issued (the "Certificates") which consist of the following twenty-seven classes: (i) Class A-1, Class A-2, Class A-3, Class A-4, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18 (with the Class A-5 Certificates, the "Class A Certificates"), (ii) Class A-5 (the "Senior Support Certificates"), (iii) Class X and Class P (with the Class A and Class R Certificates, the "Senior Certificates"), (iv) Class B-1, Class B-2 and Class B-3 (the "Senior Subordinate Certificates"), (v) Class B-4, Class B-5 and Class B-6 (the "Junior Subordinate Certificates" and, with the Senior Subordinate Certificates, the "Class B Certificates") and (vi) Class R. The Class A-4, Class A-8, Class A-9, Class A-12, Class A-15, Class A-16 and Class A-18 Certificates collectively are referred to herein as the "Insured Certificates". Only the Senior Certificates and the Senior Subordinate Certificates (collectively, the "Offered Certificates") were offered to the public pursuant to the Company's Prospectus, dated May 28, 1996, and Prospectus Supplement dated May 28, 1996. The Certificates evidence all the beneficial ownership interest in a trust (the "Trust") established by the Company, the assets of which consist of a pool of conventional fixed-rate one-to-four family residential mortgage loans with original terms to maturity of generally not more than 30 years (the "Mortgage Loans") packaged and master serviced by the Company, a certificate insurance policy with respect to each Class of Insured Certificates issued by Financial Security Assurance Inc. which insures the timely receipt of 100% of the interest distributions to be made with respect to each Class of Insured Certificates and will cover losses of principal allocated to such Certificates with respect to each Distribution Date, and certain other assets, as described in the Prospectus Supplement. The Company has caused an election to be made to treat the Trust as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. The Certificates, other than the Class R Certificates, represent ownership of the REMIC "regular interests" in the Trust. The Certificates evidence interests in the Trust only and are payable solely from amounts received with respect thereto.

    The initial Class Principal Balance and Initial Remittance Rate for each Class of Offered Certificates is set forth in the table below:

                    INITIAL CLASS           INITIAL             LAST SCHEDULED
       CLASS      PRINCIPAL BALANCE    REMITTANCE RATE (1)*    DISTRIBUTION DATE
       -----      -----------------    --------------------    -----------------
    Class A-1     $    104,124,138          7.500%              June 25, 2026
    Class A-2           11,975,000          7.500%              June 25, 2026
    Class A-3            5,107,000          7.500%              June 25, 2026
    Class A-4            2,041,000          7.500%              June 25, 2026
    Class A-5           30,990,000          7.500%              June 25, 2026

    Class A-6           31,152,146          7.500%              June 25, 2026
    Class A-7           11,288,556          7.500%              June 25, 2026
    Class A-8            1,087,000          6.000%              June 25, 2026
    Class A-9            6,522,000          7.750%              June 25, 2026
    Class A-10           3,517,834          7.500%         September 25, 2009
    Class A-11           2,077,864          7.500%              June 25, 2026
    Class A-12           2,043,000          7.500%              June 25, 2026
    Class A-13          67,441,870          7.500%              June 25, 2026
    Class A-14           7,882,052          7.500%              June 25, 2026
    Class A-15           1,735,000          7.400%              June 25, 2026
    Class A-16           2,041,000          7.375%              June 25, 2026
    Class A-17          10,652,000          7.440%              June 25, 2026
    Class A-18           2,707,000          7.375%              June 25, 2026
    Class X                      0          (2)                 June 25, 2026
    Class P              7,365,844          (3)                 June 25, 2026
    Class B-1            6,597,892          7.500%              June 25, 2026
    Class B-2            4,948,419          7.500%              June 25, 2026
    Class B-3            2,804,105          7.500%              June 25, 2026
    Class R                    100          7.500%              June 25, 2026

(1) Interest distributed to the Offered Certificates (other than the Class P Certificates, which are not entitled to interest) on each Distribution Date will have accrued during the preceding calendar month.

(2) The initial Remittance Rate on the Class X Certificates will be approximately 0.385% per annum. Thereafter, the Class X Certificates will accrue interest at a variable rate on the Class X Notional Amount.

(3) The Class P Certificates will not be entitled to distributions of interest.

    The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance outstanding as of May 1, 1996 (the "Cut-Off Date"), after deducting payments due on or before that date, of approximately $329,894,608.04.

* Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated May 28, 1996, and Prospectus Supplement dated May 28, 1996, of PNC Mortgage Securities Corp., relating to its Mortgage Pass-Through Certificates, Series 1996-1.

    Each Mortgage Loan has a first payment date during the period from September 1, 1988 through June 1, 1996, inclusive, and has an original term to maturity of not more than 30 years. As of the Cut-Off Date, the Mortgage Interest Rate on each Mortgage Loan was not less than 6.500% and not more than 10.125% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Mortgage Loans was approximately 7.784% per annum.

    Each Mortgage Loan has a pass-through rate (the "Pass-Through Rate") equal to the excess, if any, of the Mortgage Interest Rate for such Mortgage Loan over the sum of the Servicing Fee and the Master Servicing Fee for such Mortgage Loan. As of the Cut-Off Date, the Pass-Through Rate for each Mortgage Loan was not less than 6.215% and not more than 9.825% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Mortgage Loans was approximately 7.490% per annum.

    All of the Mortgage Loans have principal and interest payable on the first day of each month (the "Due Date"). Two of the Mortgage Loans, constituting approximately 0.2% of the Mortgage Pool, are Buydown Loans. The latest original scheduled maturity of any Mortgage Loan is May, 2026. Except for 15 Mortgage Loans, with an aggregate outstanding principal balance as of the Cut-Off Date of $3,976,079, each of the Mortgage Loans has an original term to maturity of 30 years, and the remaining Mortgage Loans will have original terms to maturity ranging from 20 to 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Mortgage Loans was approximately 355.1 months. At origination, based upon an appraisal of the Mortgaged Property securing each Mortgage Loan, approximately 79.9% of the Mortgage Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 20.1% of the Mortgage Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Mortgage Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Mortgage Loans was approximately 75.7%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios was approximately 75.5%. As of the Cut-Off Date, approximately 20.3% of the Mortgage Loans were covered by Primary Insurance Policies. All of the Mortgage Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by Primary Insurance Policies. With respect to 1.3% of the Mortgage Loans as of the Cut-Off Date, the premiums for the related Primary Insurance Policies will be paid by the applicable Servicers out of such Servicer's funds. At origination, each Mortgage Loan had a principal balance of not less than $22,400 nor more than $1,200,000, and the average principal balance of the Mortgage Loans as of the Cut-Off Date was approximately $296,135. Approximately 98.1% of the Mortgage Loans were secured by owner-occupied Mortgage Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, and approximately 1.9% of the Mortgage Loans were secured by owner-occupied Mortgage Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. None of the Mortgage Loans have been secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representation. The aggregate principal balance of the Mortgage Loans in the Mortgage Pool originated under a reduced documentation program, which generally limits the original Loan-to-Value Ratio of the Mortgage Loans, was approximately $10,843,994, which was approximately 3.3% of the Mortgage Pool. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios at origination of such Mortgage Loans originated under a reduced documentation program was approximately 64.5%.

    Approximately 31.8% of the Mortgage Loans were secured by Mortgage Properties located in California; 7.0%, in Texas; 5.3%, in Colorado; 5.1%, in Maryland; and no other single state contains Mortgage Properties securing more than 5% of the Mortgage Loans. No more than 0.7% of the Mortgage Loans were secured by Mortgage Properties located in any one California zip code area, and no more than

1.0% of the Mortgage Loans were secured by Mortgage Properties located in any other single zip code area. Approximately 45.4% of the Mortgage Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 54.6% of the Mortgage Loans were originated for the purpose of purchasing the Mortgage Property. The original Mortgage Notes with respect to Mortgage Loans, which constitute approximately 1.6% of the Mortgage Pool, have been lost and with respect to such Mortgage Loans the mortgage file will contain a copy or duplicate original of the Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. See "Description of Certificate-Assignment of Mortgage Loans" and "-Representations and Warranties" in the Prospectus for a description of such Mortgage Loans and the Company's obligation to purchase or substitute for any such Mortgage Loan in certain circumstances.

    The Servicing Fee with respect to each Mortgage Loan ranges from a minimum of 0.150% to a maximum of 1.125%, with a weighted average of approximately 0.251%. The Master Servicing Fee ranges from a minimum of 0.035% to a maximum of 0.100%, with a weighted average of approximately 0.042%.

    The following tables describe additional characteristics of the Mortgage Loans as of the Cut-Off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the Cut-Off Date. Note that the sum of the percentages set forth under the heading "% of Aggregate Balance of Pool" in each of the tables that follow may not equal 100% due to rounding.

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          a)  Number of loans:  1,114
          b)  Mortgage Interest Rates:



                                   AGGREGATE      PERCENTAGE
          MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
          INTEREST       OF        OF THE CUT-    BALANCE OF
          RATE (MIR)   LOANS       OFF DATE       THE POOL
          ----------   ------  ----------------   ------------
             6.500%        1  $      247,400.67       0.07 %
             6.750%        4  $    1,226,924.94       0.37 %
             6.875%        7  $    2,495,827.74       0.76 %
             7.000%       17  $    5,113,992.57       1.55 %
             7.125%       30  $    9,570,572.77       2.90 %
             7.250%       69  $   20,709,035.09       6.28 %
             7.375%       78  $   24,213,497.20       7.34 %
             7.475%        1  $      182,496.21       0.06 %
             7.500%      148  $   44,724,273.18      13.56 %
             7.625%      110  $   34,965,881.55      10.60 %
             7.725%        1  $       62,404.45       0.02 %
             7.750%      172  $   49,959,774.83      15.14 %
             7.875%      121  $   39,084,710.07      11.85 %
             8.000%       79  $   22,654,035.52       6.87 %
             8.125%       54  $   14,654,267.54       4.44 %
             8.250%       67  $   18,981,543.12       5.75 %
             8.375%       54  $   15,086,718.19       4.57 %
             8.500%       42  $   10,863,845.61       3.29 %
             8.575%        1  $       52,584.58       0.02 %
             8.625%       14  $    3,782,251.31       1.15 %
             8.750%       20  $    5,008,884.81       1.52 %
             8.875%        8  $    2,116,315.19       0.64 %
             9.000%        7  $    1,854,639.67       0.56 %
             9.125%        5  $    1,351,110.56       0.41 %
             9.250%        1  $      273,911.56       0.08 %
             9.500%        2  $      550,587.13       0.17 %
            10.125%        1  $      107,121.98       0.03 %
                       -----   ----------------    -----------
            TOTAL       1114  $  329,894,608.04     100.00 %
                       -----   ----------------
                       -----   ----------------

          c)  Pass-Through Rates:



                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  ----------------
           6.001 -  6.250%  $    247,400.67     6.500%          358
           6.251 -  6.500%  $  1,226,924.94     6.750%          358
           6.501 -  6.750%  $  7,609,820.31     6.959%          357
           6.751 -  7.000%  $ 30,558,607.86     7.217%          355
           7.001 -  7.250%  $ 69,350,515.88     7.458%          355
           7.251 -  7.500%  $ 85,515,207.34     7.703%          356
           7.501 -  7.750%  $ 62,913,231.17     7.938%          357
           7.751 -  8.000%  $ 33,841,905.95     8.208%          357
           8.001 -  8.250%  $ 26,450,262.91     8.452%          355
           8.251 -  8.500%  $  7,475,142.74     8.718%          354
           8.501 -  8.750%  $  3,638,944.17     8.966%          325
           8.751 -  9.000%  $    959,522.12     9.161%          340
           9.751 - 10.000%  $    107,121.98    10.125%          343
                            ---------------    ------         ------
                            $329,894,608.04     7.784% *        356 *
                            ---------------
                            ---------------

          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

          d)  Original Principal Balances:


                                             AGGREGATE       PERCENTAGE
                                 NUMBER      BALANCES AS     OF AGGREGATE
          ORIGINAL                 OF        OF THE CUT-     BALANCE OF
          BALANCES               LOANS       OFF DATE        POOL
          -------------------    ------  ----------------    ------------
          $ 50,000 OR LESS           3  $      116,169.20       0.04 %
          $ 50,001 - 75,000          7  $      466,832.90       0.14 %
          $ 75,001 - 100,000        11  $      994,568.38       0.30 %
          $100,001 - 150,000        24  $    2,909,550.86       0.88 %
          $150,001 - 200,000        12  $    2,069,117.56       0.63 %
          $200,001 - 250,000       352  $   81,683,811.69      24.76 %
          $250,001 - 300,000       318  $   87,334,018.43      26.47 %
          $300,001 - 350,000       170  $   54,866,980.34      16.63 %
          $350,001 - 400,000        96  $   35,679,237.59      10.82 %
          $400,001 - 450,000        47  $   19,934,620.40       6.04 %
          $450,001 - 500,000        25  $   11,938,762.75       3.62 %
          OVER $500,000             49  $   31,900,937.94       9.67 %
                                 ------  ----------------    ------------
          TOTAL                  1,114  $  329,894,608.04     100.00 %
                                 ------  ----------------
                                 ------  ----------------


          Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $22,400.00

          Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $1,195,816.30

          e)  Years of initial Monthly Payment:


                                AGGREGATE         PERCENTAGE
           YEAR      NUMBER     BALANCES AS       OF AGGREGATE
            OF         OF       OF THE CUT-       BALANCE OF
          PAYMENT    LOANS      OFF DATE          POOL
          -------    ------  ----------------     ------------
            1988         1  $       52,584.58       0.02 %
            1989         1  $      383,453.24       0.12 %
            1991         3  $      812,006.39       0.25 %
            1992         8  $    2,107,081.94       0.64 %
            1993         7  $    1,476,690.68       0.45 %
            1994        19  $    3,319,012.86       1.01 %
            1995        84  $   24,470,445.34       7.42 %
            1996       991  $  297,273,333.01      90.11 %
                     ------  ----------------     ------------
          TOTAL       1114  $  329,894,608.04     100.00 %
                     ------  ----------------
                     ------  ----------------

          f)  Current Loan-to-Value Ratios:


                                     AGGREGATE         PERCENTAGE
            CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
          LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
             RATIOS       LOANS      OFF DATE          POOL
          --------------  ------  ----------------     ------------
          60.00% OR LESS    113  $   33,409,248.23      10.13 %
          60.01-70.00%      163  $   49,628,914.74      15.04 %
          70.01-75.00%      157  $   49,662,387.71      15.05 %
          75.01-80.00%      427  $  130,777,591.62      39.64 %
          80.01-85.00%       20  $    5,386,519.70       1.63 %
          85.01-90.00%      178  $   47,387,865.02      14.36 %
          90.01-95.00%       56  $   13,642,081.02       4.14 %
                          ------  ----------------     ------------
               TOTAL       1114  $  329,894,608.04     100.00 %
                          ------  ----------------
                          ------  ----------------

          g)  Types of Mortgaged Properties:



                                                 AGGREGATE         PERCENTAGE
                                    NUMBER       BALANCES AS       OF AGGREGATE
          PROPERTY                    OF         OF THE CUT-       BALANCE OF
          TYPES                      LOANS       OFF DATE          POOL
          -----------               ------   -----------------     ------------
          SINGLE FAMILY DETACHED       928   $  276,375,513.79      83.78 %
          DUPLEX                         4   $    1,128,348.25       0.34 %
          TOWNHOUSE                      2   $      534,679.93       0.16 %
          CONDOMINIUM                   20   $    5,409,838.56       1.64 %
          PLANNED UNIT DEVELOPMENT     160   $   46,446,227.51      14.08 %
                                    ------   -----------------     ------------
          TOTAL                       1114   $  329,894,608.04     100.00 %
                                    ------   -----------------
                                    ------   -----------------

     h)  Geographic Distribution by state:




                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ALABAMA                     5  $    1,616,588.31       0.49 %
     ARIZONA                    25  $    7,206,567.53       2.18 %
     ARKANSAS                    3  $      857,359.18       0.26 %
     CALIFORNIA                333  $  104,909,729.49      31.80 %
     COLORADO                   62  $   17,391,206.07       5.27 %
     CONNECTICUT                17  $    5,705,202.03       1.73 %
     DELAWARE                    3  $      779,578.95       0.24 %
     DISTRICT OF COLUMBIA        9  $    2,621,584.85       0.79 %
     FLORIDA                    48  $   12,815,545.59       3.88 %
     GEORGIA                    32  $    9,541,313.41       2.89 %
     HAWAII                     13  $    5,575,060.82       1.69 %
     IDAHO                       4  $    1,395,221.05       0.42 %
     ILLINOIS                   33  $    9,590,848.97       2.91 %
     INDIANA                     4  $    1,132,042.06       0.34 %
     IOWA                        2  $      616,741.56       0.19 %
     KANSAS                      1  $      359,745.91       0.11 %
     KENTUCKY                    5  $    1,296,190.93       0.39 %
     LOUISIANA                   5  $    1,605,617.96       0.49 %
     MAINE                       1  $      306,576.05       0.09 %
     MARYLAND                   59  $   16,877,572.67       5.12 %
     MASSACHUSETTS              39  $   12,160,117.07       3.69 %
     MICHIGAN                   16  $    3,914,232.78       1.19 %
     MINNESOTA                   9  $    2,620,881.37       0.79 %
     MISSISSIPPI                 1  $      251,543.28       0.08 %
     MISSOURI                    4  $    1,178,368.41       0.36 %
     NEBRASKA                    2  $      720,630.17       0.22 %
     NEVADA                     17  $    4,559,268.83       1.38 %
     NEW HAMPSHIRE               3  $      890,585.62       0.27 %
     NEW JERSEY                 41  $   12,079,371.95       3.66 %
     NEW MEXICO                  5  $    1,282,067.33       0.39 %
     NEW YORK                   23  $    5,778,196.43       1.75 %
     NORTH CAROLINA             23  $    7,779,641.58       2.36 %
     NORTH DAKOTA                1  $      314,772.01       0.10 %
     OHIO                        8  $    2,140,687.71       0.65 %
     OKLAHOMA                   11  $    3,223,518.92       0.98 %
     OREGON                     11  $    2,485,305.59       0.75 %
     PENNSYLVANIA               24  $    6,098,265.78       1.85 %
     RHODE ISLAND                2  $      635,536.26       0.19 %
     SOUTH CAROLINA             18  $    4,991,426.43       1.51 %
     TENNESSEE                  16  $    4,638,248.13       1.41 %
     TEXAS                      85  $   23,097,834.02       7.00 %
     UTAH                       13  $    3,502,308.46       1.06 %
     VERMONT                     1  $      171,937.45       0.05 %
     VIRGINIA                   47  $   14,626,564.53       4.43 %

     Geographic Distribution by state:




                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     WASHINGTON                 24  $    6,902,301.64       2.09 %
     WISCONSIN                   3  $      792,663.20       0.24 %
     WYOMING                     3  $      858,039.70       0.26 %
                            ------  -----------------     ------------
                     TOTAL    1114  $  329,894,608.04     100.00 %
                            ------    ---------------
                            ------    ---------------

          i)  Scheduled maturity years:



                                  AGGREGATE        PERCENTAGE
              YEAR    NUMBER      BALANCES AS      OF AGGREGATE
               OF       OF        OF THE CUT-      BALANCE OF
            MATURITY  LOANS       OFF DATE         POOL
            --------  ------  ------------------   ------------
               2013        1   $       52,584.58       0.02 %
               2015        2   $      717,717.39       0.22 %
               2016       11   $    2,971,547.87       0.90 %
               2019        1   $      383,453.24       0.12 %
               2021        3   $      812,006.39       0.25 %
               2022        8   $    2,107,081.94       0.64 %
               2023       10   $    1,852,270.34       0.56 %
               2024       18   $    3,182,002.97       0.96 %
               2025      112   $   35,051,559.23      10.63 %
               2026      948   $  282,764,384.09      85.71 %
                      ------  ------------------   ------------
            TOTAL       1114   $  329,894,608.04     100.00 %
                      ------  ------------------
                      ------  ------------------


          Weighted average (by principal balance) remaining term
          (adjusted for curtailments) of the Mortgage Loans
          calculated as of the Cut-Off Date:  355.1


          Latest scheduled maturity of any Mortgage Loan:  May, 2026

          j)  Original Terms:


                                          AGGREGATE        PERCENTAGE
                             NUMBER       BALANCES AS      OF AGGREGATE
             LOAN TERM         OF         OF THE CUT-      BALANCE OF
            (IN MONTHS)      LOANS        OFF DATE         POOL
          ---------------    ------   ----------------     ------------
                240              13   $   3,689,265.26       1.12 %
                300               1   $      52,584.58       0.02 %
                354               1   $     234,229.14       0.07 %
                360            1099   $ 325,918,529.06      98.79 %
                             ------   ----------------     ------------
             TOTAL             1114   $ 329,894,608.04     100.00 %
                             ------   ----------------
                             ------   ----------------

          k)  Documentation Program Types:


                                                  AGGREGATE      PERCENTAGE
                                       NUMBER     BALANCES AS    OF AGGREGATE
                                         OF       OF THE CUT-    BALANCE OF
          LOAN TYPE                    LOANS      OFF DATE       POOL
          -------------------------    ------  ----------------  ------------
          FULL DOCUMENTATION           1059   $  319,050,613.82      96.71 %
          LIMITED DOCUMENTATION          55   $   10,843,994.22       3.29 %
                                       ------  ----------------  ------------
                            TOTAL      1114   $  329,894,608.04     100.00 %
                                       ------  ----------------
                                       ------  ----------------

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   May 30, 1996


                                       PNC MORTGAGE SECURITIES CORP.
                                       (Registrant)


                                       By: (Thomas G. Lehmann)
                                          --------------------------------
                                          Thomas G. Lehmann
                                          Vice President
                                            (Authorized Officer)